Exhibit 99.2

FREEPORT INDUSTRIAL PARK
±83,250 SF NEW DEVELOPMENT - IRVING, TX

SUPPLEMENTAL INFORMATION

FOURTH QUARTER 2020

701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080 | PSBUSINESSPARKS.COM

FREEPORT INDUSTRIAL PARK±83,250 SF NEW DEVELOPMENT - IRVING, TX
SUPPLEMENTAL INFORMATIONFOURTH QUARTER 2020701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080 | PSBUSINESSPARKS.COM

ANALYSIS OF OPERATING RESULTS AND FINANCIAL CONDITION FOR

THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2020

Forward-Looking Statements

When used within this supplemental information package, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends,” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements. Such factors include the duration and severity of the COVID-19 pandemic and its impact on our business and our customers; the impact of competition from new and existing commercial facilities which could impact rents and occupancy levels at the Company’s facilities; the Company’s ability to evaluate, finance, and integrate acquired and developed properties into the Company’s existing operations; the Company’s ability to effectively compete in the markets that it does business in; the impact of the regulatory environment as well as national, state, and local laws and regulations including, without limitation, those governing REITs; the impact of general economic and business conditions, including as a result of the economic fallout of the COVID-19 pandemic; rental rates and occupancy levels at the Company’s facilities; and changes in these conditions as a result of the COVID-19 pandemic, the availability of permanent capital at attractive rates, the outlook and actions of rating agencies and risks detailed from time to time in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K, and annual reports on Form 10-K.

	December 31, 2020	December 31, 2019
ASSETS

Cash and cash equivalents	$69,083	$62,786	(a	)

Real estate facilities, at cost
Land	874,680	844,419
Buildings and improvements	2,247,389	2,203,308

	3,122,069	3,047,727
Accumulated depreciation	(1,229,102)	(1,158,489)

	1,892,967	1,889,238	(b	)
Properties held for sale, net (1)	-	15,264
Land and building held for development, net	43,014	28,110

	1,935,981	1,932,612

Rent receivable	1,519	1,392	(c	)
Deferred rent receivable (2)	36,788	32,993
Other assets	14,334	16,660	(d	)

Total assets	$2,057,705	$2,046,443

LIABILITIES AND EQUITY

Accrued and other liabilities	$82,065	$84,632	(e	)

Total liabilities	82,065	84,632

Equity
PS Business Parks, Inc.’s shareholders’ equity:
Preferred stock	944,750	944,750
Common stock	274	274
Paid-in capital	738,022	736,986	(f	)
Accumulated earnings	73,631	63,666	(g	)

Total PS Business Parks, Inc.’s shareholders’ equity	1,756,677	1,745,676
Noncontrolling interests	218,963	216,135

Total equity	1,975,640	1,961,811

Total liabilities and equity	$2,057,705	$2,046,443

See following page for additional detail related to the tickmarks shown in the table above.

(1)

Properties held for sale, net as of December 31, 2019 represents two industrial buildings totaling 40,000 square feet located in Redmond, Washington, which were subject to an eminent domain process and sold on September 16, 2020 for a gross sales price of $11.4 million, and one single-tenant building totaling 113,000 square feet located in Montgomery County, Maryland, which sold on January 7, 2020 for a gross sales price of $30.0 million.

(2)	Increase in deferred rent receivable is primarily attributable to rent deferral arrangements that the Company entered into with certain customers as a result of the COVID-19 pandemic.

(a)	Change in cash and cash equivalents
	Beginning cash balance at December 31, 2019			$62,786
	Net cash provided by operating activities			276,975
	Net cash used in investing activities			(71,819)
	Net cash used in financing activities			(198,859)

	Ending cash balance at December 31, 2020			$69,083

(b)	Change in real estate facilities, at cost
	Beginning balance at December 31, 2019			$1,889,238
	Acquisition of real estate			57,429
	Recurring capital improvements			9,521
	Tenant improvements, gross			16,214
	Capitalized lease commissions			8,878
	Nonrecurring capital improvements			1,715
	Depreciation and amortization of real estate facilities			(90,058)
	Transfer to properties held for sale			30

	Ending balance at December 31, 2020			$1,892,967

				Increase
(c)	Change in rent receivable	December 31, 2020	December 31, 2019	(Decrease)
	Non-government customers	$646	$597	$49
	U.S. Government customers	873	795	78

		$1,519	$1,392	$127

				Increase
(d)	Change in other assets	December 31, 2020	December 31, 2019	(Decrease)
	Lease intangible assets, net	$9,058	$9,973	$(915)
	Prepaid property taxes and insurance	3,121	2,572	549
	Other	2,155	4,115	(1,960)

		$14,334	$16,660	$(2,326)

				Increase
(e)	Change in accrued and other liabilities	December 31, 2020	December 31, 2019	(Decrease)
	Customer security deposits	$38,457	$39,118	$(661)
	Accrued property taxes	12,513	11,521	992
	Customer prepaid rent	12,518	14,519	(2,001)
	Lease intangible liabilities, net	6,392	8,541	(2,149)
	Other	12,185	10,933	1,252

		$82,065	$84,632	$(2,567)

(f)	Change in paid-in capital
	Beginning paid-in capital at December 31, 2019			$736,986
	Exercise of stock options			258
	Stock compensation expense, net			4,994
	Cash paid for taxes in lieu of shares upon vesting of restricted stock units			(4,216)

	Ending paid-in capital at December 31, 2020			$738,022

(g)	Change in accumulated earnings
	Beginning accumulated earnings at December 31, 2019			$63,666
	Net income			173,547
	Distributions to preferred shareholders			(48,186)
	Distributions to common shareholders			(115,396)

	Ending accumulated earnings at December 31, 2020			$73,631

	For The Three Months		For the Years Ended
	Ended December 31,		Ended December 31,
	2020	2019	2020	2019

Rental income	$105,088	$106,175	$415,623	$429,846	(a)

Expenses:
Cost of operations	32,023	30,822	125,513	128,343	(b)
Depreciation and amortization	23,668	28,386	96,314	104,249
General and administrative	3,152	3,650	14,526	13,761	(c)

Total operating expenses	58,843	62,858	236,353	246,353

Interest and other income	222	1,726	1,234	4,492	(d)
Interest and other expense	(172)	(173)	(1,072)	(657)	(e)
Gain on sale of real estate facilities	-	16,644	27,273	16,644

Net income	46,295	61,514	206,705	203,972
Allocation to noncontrolling interests	(7,147)	(7,336)	(33,158)	(29,006)

Net income allocable to PS Business Parks, Inc.	39,148	54,178	173,547	174,966
Allocation to preferred shareholders based upon
Distributions	(12,047)	(15,469)	(48,186)	(54,346)
Charge related to the redemption of preferred securities	-	(11,007)	-	(11,007)
Allocation to restricted stock unit holders	(173)	(211)	(716)	(910)

Net income allocable to common shareholders	$26,928	$27,491	$124,645	$108,703

Net income per common share
Basic	$0.98	$1.00	$4.54	$3.96
Diluted	$0.98	$1.00	$4.52	$3.95

Weighted average common shares outstanding
Basic	27,488	27,439	27,475	27,418
Diluted	27,572	27,551	27,563	27,526

See following page for additional detail related to the tickmarks shown in the table above.

		For The Three Months Ended		Increase	For the Years Ended		Increase
(a)	Rental income:	December 31, 2020	December 31, 2019	(Decrease)	December 31, 2020	December 31, 2019	(Decrease)
	Same Park (1) (2)	$97,777	$96,850	$927	$379,947	$379,495	$452
	Same Park non-cash rental income (1) (3)	(1,204)	565	(1,769)	3,417	2,455	962
	Non-Same Park (1) (2)	5,691	4,500	1,191	20,785	13,352	7,433
	Non-Same Park non-cash rental income (1) (3)	609	268	341	1,324	924	400
	Multifamily	2,215	2,583	(368)	9,464	10,075	(611)
	Rental income from assets sold (4)	-	1,409	(1,409)	686	23,545	(22,859)

		$105,088	$106,175	$(1,087)	$415,623	$429,846	$(14,223)

		For The Three Months Ended		Increase	For the Years Ended		Increase
(b)	Cost of operations:	December 31, 2020	December 31, 2019	(Decrease)	December 31, 2020	December 31, 2019	(Decrease)
	Same Park (1)	$28,535	$27,281	$1,254	$112,569	$109,559	$3,010
	Same Park non-cash expense (1) (5)	398	209	189	1,128	1,026	102
	Non-Same Park (1)	1,881	1,595	286	7,327	4,899	2,428
	Non-Same Park non-cash expense (1) (5)	29	13	16	82	54	28
	Multifamily	1,180	1,019	161	4,264	4,137	127
	Operating expenses from assets sold (4)	-	705	(705)	143	8,668	(8,525)

		$32,023	$30,822	$1,201	$125,513	$128,343	$(2,830)

		For The Three Months Ended		Increase	For the Years Ended		Increase
(c)	General and administrative expenses:	December 31, 2020	December 31, 2019	(Decrease)	December 31, 2020	December 31, 2019	(Decrease)
	Compensation expense	$880	$1,964	$(1,084)	$5,488	$6,258	$(770)
	Stock compensation expense	830	741	89	4,438	3,822	616
	Professional fees and other	1,442	945	497	4,600	3,681	919

		$3,152	$3,650	$(498)	$14,526	$13,761	$765

		For The Three Months Ended		Increase	For the Years Ended		Increase
(d)	Interest and other income:	December 31, 2020	December 31, 2019	(Decrease)	December 31, 2020	December 31, 2019	(Decrease)
	Management fee income	$64	$66	$(2)	$262	$287	$(25)
	Interest income	5	1,068	(1,063)	370	1,885	(1,515)
	Other income	153	592	(439)	602	2,320	(1,718)

		$222	$1,726	$(1,504)	$1,234	$4,492	$(3,258)

		For The Three Months Ended		Increase	For the Years Ended		Increase
(e)	Interest and other expense:	December 31, 2020	December 31, 2019	(Decrease)	December 31, 2020	December 31, 2019	(Decrease)
	Interest expense	$-	$(20)	$20	$-	$(67)	$67
	Credit facilities fees & other charges	(172)	(153)	(19)	(1,072)	(590)	(482)

		$(172)	$(173)	$1	$(1,072)	$(657)	$(415)

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park and Non-Same Park.
(2)

Same Park rental income is presented net of (a) accounts receivable write-offs of $0.1 million and $0.2 million for the three months ended December 31, 2020 and 2019, respectively, and $1.4 million and $1.0 million for the years ended December 31, 2020 and 2019, respectively, and (b) rent deferrals and abatements of $0.3 million and $0 for the three months ended December 31, 2020 and 2019, respectively, and $6.7 million and $0 for the years ended December 31, 2020 and 2019, respectively. Non-Same Park rental income is presented net of (a) accounts receivable write-offs of $0.1 million and $0 for the three months ended December 31, 2020 and 2019, and $0.2 million and $0.1 million for the years ended December 31, 2020 and 2019, respectively, and (b) rent deferrals and abatements of $0 for both of the three months ended December 31, 2020 and 2019, respectively, and $0.2 million and $0 for the years ended December 31, 2020 and 2019, respectively.

(3)

Non-cash rental income represents amortization of deferred rent receivable, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements. Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $0.4 million and $0.1 million for the three months ended December 31, 2020 and 2019, respectively, and $3.0 million and $0.5 million for the years ended December 31, 2020 and 2019, respectively. Non-Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $0 for both the three months ended December 31, 2020 and 2019, and $0.1 million and $0 for the years ended December 31, 2020 and 2019, respectively.

(4)

Amounts shown for the year ended December 31, 2020 include operating results attributable to two industrial buildings totaling 40,000 square feet sold in September 2020 and a 113,000 square foot office building sold in January 2020; amounts shown for the three months and year ended December 31, 2019 reflect the operating results of the two industrial buildings totaling 40,000 square feet sold in September 2020, the 113,000 square foot office building sold in January 2020, and 1.3 million square feet of assets sold in October 2019.

(5)	Non-cash expense represents stock compensation expense attributable to employees whose compensation expense is recorded in costs of operations.

PROPERTY INFORMATION (1)

	For The Three Months Ended December 31,			For the Years Ended December 31,
	2020	2019	% Change	2020	2019	% Change

Total Portfolio (2)
Total rentable square footage at period end	27,728,000	27,409,000	1.2%	27,728,000	27,409,000	1.2%
Weighted average occupancy	91.8%	94.4%	(2.8%)	91.9%	94.2%	(2.4%)
Period end occupancy	92.9%	94.9%	(2.1%)	92.9%	94.9%	(2.1%)
Revenue per occupied sq. ft. (3) (4)	$16.21	$15.83	2.4%	$16.03	$15.62	2.6%
RevPAF (3) (4)	$14.88	$14.95	(0.5%)	$14.73	$14.70	0.2%

Same Park Portfolio (3)
Total rentable square footage at period end	25,656,000	25,656,000	-	25,656,000	25,656,000	-
Weighted average occupancy	92.0%	94.4%	(2.5%)	92.4%	94.5%	(2.2%)
Period end occupancy	92.9%	94.9%	(2.1%)	92.9%	94.9%	(2.1%)
Revenue per occupied sq. ft. (3) (5)	$16.37	$16.09	1.7%	$16.17	$15.75	2.7%
RevPAF (3) (5)	$15.06	$15.19	(0.9%)	$14.94	$14.89	0.3%

Non-Same Park Portfolio (3)
Total rentable square footage at period end	2,072,000	1,753,000	18.2%	2,072,000	1,753,000	18.2%
Weighted average occupancy	89.6%	94.7%	(5.4%)	85.4%	87.4%	(2.3%)
Period end occupancy	93.1%	94.4%	(1.4%)	93.1%	94.4%	(1.4%)
Revenue per occupied sq. ft. (3) (6)	$14.05	$11.95	17.6%	13.85	12.69	9.1%
RevPAF (3) (6)	$12.60	$11.32	11.3%	11.83	11.09	6.7%

Multifamily Portfolio
Number of units	395	395	-	395	395	-
Weighted average occupancy	93.7%	95.5%	(1.9%)	92.9%	95.4%	(2.6%)
Period end occupancy	94.9%	94.7%	0.2%	94.9%	94.7%	0.2%

(1)	Excludes assets sold for the periods shown.
(2)	Operating metrics from our multifamily asset are excluded from total portfolio operating metrics.
(3)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Revenue per Occupied Square Foot, RevPAF, Same Park and Non-Same Park.
(4)

Included in the calculation of Total Park revenue per occupied square foot and RevPAF is (a) lease buyout income of $0.4 million and $0.2 million for the three months ended December 31, 2020 and 2019, respectively, and $1.3 million and $1.4 million for the years ended December 31, 2020 and 2019, respectively, (b) accounts receivable write-offs of $0.2 million for both the three months ended December 31, 2020 and 2019, and $1.6 million and $1.1 million for the years ended December 31, 2020 and 2019, respectively, and (c) deferred rent receivable write-offs of $0.4 million and $0.1 million for the three months ended December 31, 2020 and 2019, respectively, and $3.1 million and $0.5 million for the years ended December 31, 2020 and 2019, respectively.

(5)

Included in the calculation of Same Park revenue per occupied square foot and RevPAF is (a) lease buyout income of $0.4 million and $0.2 million for the three months ended December 31, 2020 and 2019, respectively, and $1.2 million and $1.4 million for the years ended December 31, 2020 and 2019, respectively, (b) accounts receivable write-offs of $0.1 million and $0.2 million for the three months ended December 31, 2020 and 2019, respectively, and $1.4 million and $1.0 million for the years ended December 31, 2020 and 2019, respectively, and (c) deferred rent receivable write-offs of $0.4 million and $0.1 million for the three months ended December 31, 2020 and 2019, respectively, and $3.0 million and $0.5 million for the years ended December 31, 2020 and 2019, respectively.

(6)

Included in the calculation of Non-Same Park revenue per occupied square foot and RevPAF is (a) lease buyout income of $0 for both the three months ended December 31, 2020 and 2019 and $0.1 million and $0 for the years ended December 31, 2020 and 2019, respectively, (b) accounts receivable write-offs of $0.1 million and $0 for the three months ended December 31, 2020 and 2019, respectively, and $0.2 million and $0.1 million for the years ended December 31, 2020 and 2019, respectively, and (c) deferred rent receivable write-offs of $0 for both the three months ended December 31, 2020 and 2019, and $0.1 million and $0 for the years ended December 31, 2020 and 2019, respectively.

NET OPERATING INCOME

	For The Three Months Ended December 31,				For the Years Ended December 31,
	2020	2019	% Change		2020	2019	% Change
Rental income
Same Park (1) (2) (3)	$96,573	$97,415	(0.9%	)	$383,364	$381,950	0.4%
Non-Same Park (1)	6,300	4,768	32.1%		22,109	14,276	54.9%
Multifamily	2,215	2,583	(14.2%)		9,464	10,075	(6.1%)
Assets sold	—	1,409	(100.0%)		686	23,545	(97.1%)

Total rental income	105,088	106,175	(1.0%)		415,623	429,846	(3.3%)

Adjusted cost of operations (1) (5)
Same Park (1) (6)	28,535	27,281	4.6%		112,569	109,559	2.7%
Non-Same Park (1)	1,881	1,595	17.9%		7,327	4,899	49.6%
Multifamily	1,180	1,019	15.8%		4,264	4,137	3.1%
Assets sold	—	703	(100.0%)		143	8,614	(98.3%)

Total	31,596	30,598	3.3%		124,303	127,209	(2.3%)

Net operating income
Same Park (1)	68,038	70,134	(3.0%)		270,795	272,391	(0.6%)
Non-Same Park (1)	4,419	3,173	39.3%		14,782	9,377	57.6%
Multifamily	1,035	1,564	(33.8%)		5,200	5,938	(12.4%)
Assets sold	—	706	(100.0%)		543	14,931	(96.4%)

Total net operating income	$73,492	$75,577	(2.8%)		$291,320	$302,637	(3.7%)

CASH NET OPERATING INCOME

	For The Three Months Ended December 31,				For the Years Ended December 31,
	2020	2019	% Change		2020	2019	% Change
Cash rental income (1) (5)
Same Park (1) (2) (4)	$97,777	$96,850	1.0%		$379,947	$379,495	0.1%
Non-Same Park (1)	5,691	4,500	26.5%		20,785	13,352	55.7%
Multifamily	2,247	2,582	(13.0%)		9,492	10,070	(5.7%)
Assets sold	—	1,376	(100.0%)		686	22,993	(97.0%)

Total cash rental income	105,715	105,308	0.4%		410,910	425,910	(3.5%)

Adjusted cost of operations (1) (5)
Same Park (1) (6)	28,535	27,281	4.6%		112,569	109,559	2.7%
Non-Same Park (1)	1,881	1,595	17.9%		7,327	4,899	49.6%
Multifamily	1,180	1,019	15.8%		4,264	4,137	3.1%
Assets sold	—	703	(100.0%)		143	8,614	(98.3%)

Total adjusted cost of operations	31,596	30,598	3.3%		124,303	127,209	(2.3%)

Cash net operating income
Same Park (1)	69,242	69,569	(0.5%)		267,378	269,936	(0.9%)
Non-Same Park (1)	3,810	2,905	31.2%		13,458	8,453	59.2%
Multifamily	1,067	1,563	(31.7%)		5,228	5,933	(11.9%)
Assets sold	—	673	(100.0%)		543	14,379	(96.2%)

Total cash net operating income	$74,119	$74,710	(0.8%)		$286,607	$298,701	(4.0%)

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre) (1)

	For The Three Months Ended December 31,				For the Years Ended December 31,
	2020	2019	% Change		2020	2019	% Change
Net income	$46,295	$61,514	(24.7%)		$206,705	$203,972	1.3%
Net interest (income) expense	133	(912)	114.6%		178	(1,274)	114.0%
Depreciation and amortization	23,668	28,386	(16.6%)		96,314	104,249	(7.6%)
Gain on sale of real estate facilities and development rights	—	(16,644)	(100.0%)		(27,273)	(16,644)	63.9%

EBITDAre	$70,096	$72,344	(3.1%)		$275,924	$290,303	(5.0%)

(1)	Refer to page 27, Definition and Non-GAAP Disclosures, for the definitions of Same Park, Non-Same Park, Cash Rental Income, Adjusted Cost of Operations, and EBITDAre.
(2)

Same Park rental income and cash rental income include lease buyout income of $0.4 million and $0.2 million for the three months ended December 31, 2020 and 2019, respectively, and $1.2 million and $1.4 million for the years ended December 31, 2020 and 2019, respectively.

(3)

Same Park rental income is presented net of (a) accounts receivable write-offs of $0.1 million and $0.2 million for the three months ended December 31, 2020 and 2019, respectively, and $1.4 million and $1.0 million for the years ended December 31, 2020 and 2019, respectively, and (b) deferred rent receivable write-offs of $0.4 million and $0.1 million for the three months ended December 31, 2020 and 2019, respectively, and $3.0 million and $0.5 million for the years ended December 31, 2020 and 2019, respectively.

(4)

Same Park cash rental income is presented net of (a) accounts receivable write-offs of $0.1 million and $0.2 million for the three months ended December 31, 2020 and 2019, respectively, and $1.4 million and $1.0 million for the years ended December 31, 2020 and 2019, respectively, and (b) rent deferrals and abatements of $0.3 million and $0 for the three months ended December 31, 2020 and 2019, respectively, and $6.7 million and $0 for the years ended December 31, 2020 and 2019, respectively.

(5)	Refer to page 6 for a reconciliation of cash rental income to rental income and adjusted cost of operations to cost of operations as reported on our GAAP statements of income.
(6)	The table below details Same Park adjusted cost of operations:

	For The Three Months Ended December 31,			For the Years Ended December 31,
	2020	2019	% Change	2020	2019	% Change
Cost of operations
Property taxes	$9,950	$9,601	3.6%	$42,360	$40,016	5.9%
Utilities	4,729	4,883	(3.2%)	18,835	19,493	(3.4%)
Repairs and maintenance	7,219	6,094	18.5%	24,495	23,489	4.3%
Payroll	3,951	4,127	(4.3%)	15,981	15,197	5.2%
Snow removal	195	13	1,400.0%	274	1,046	(73.8%)
Property insurance	1,073	1,025	4.7%	4,082	3,371	21.1%
Other expenses	1,418	1,538	(7.8%)	6,542	6,947	(5.8%)

Total cost of operations	$28,535	$27,281	4.6%	$112,569	$109,559	2.7%

	For the Three Months Ended
	December 31, 2020				December 31, 2019				Total % Change
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total
Cash rental income (1)
Northern California	$21,823	$2,390	$2,888	$27,101	$22,753	$2,503	$3,187	$28,443	(4.7%)
Southern California	9,306	4,717	224	14,247	9,011	4,779	184	13,974	2.0%
Dallas	2,971	4,680	—	7,651	2,977	5,214	—	8,191	(6.6%)
Austin	2,208	6,315	—	8,523	1,985	5,528	—	7,513	13.4%
Northern Virginia	1,894	6,562	10,209	18,665	1,814	6,389	10,068	18,271	2.2%
South Florida	11,270	507	38	11,815	10,359	497	32	10,888	8.5%
Seattle	3,055	1,737	132	4,924	2,716	1,605	187	4,508	9.2%
Suburban Maryland	1,147	—	3,704	4,851	1,034	—	4,028	5,062	(4.2%)

Total	53,674	26,908	17,195	97,777	52,649	26,515	17,686	96,850	1.0%

Adjusted cost of operations (1)
Northern California	4,958	686	771	6,415	4,716	626	805	6,147	4.4%
Southern California	2,155	1,338	98	3,591	2,217	1,267	62	3,546	1.3%
Dallas	872	1,731	—	2,603	872	1,798	—	2,670	(2.5%)
Austin	754	2,245	—	2,999	625	1,764	—	2,389	25.5%
Northern Virginia	571	2,100	3,980	6,651	532	2,007	4,019	6,558	1.4%
South Florida	3,035	150	16	3,201	2,998	148	32	3,178	0.7%
Seattle	780	410	55	1,245	631	366	51	1,048	18.8%
Suburban Maryland	399	—	1,431	1,830	357	—	1,388	1,745	4.9%

Total	13,524	8,660	6,351	28,535	12,948	7,976	6,357	27,281	4.6%

Cash NOI (1)
Northern California	16,865	1,704	2,117	20,686	18,037	1,877	2,382	22,296	(7.2%)
Southern California	7,151	3,379	126	10,656	6,794	3,512	122	10,428	2.2%
Dallas	2,099	2,949	—	5,048	2,105	3,416	—	5,521	(8.6%)
Austin	1,454	4,070	—	5,524	1,360	3,764	—	5,124	7.8%
Northern Virginia	1,323	4,462	6,229	12,014	1,282	4,382	6,049	11,713	2.6%
South Florida	8,235	357	22	8,614	7,361	349	—	7,710	11.7%
Seattle	2,275	1,327	77	3,679	2,085	1,239	136	3,460	6.3%
Suburban Maryland	748	—	2,273	3,021	677	—	2,640	3,317	(8.9%)

Total	$40,150	$18,248	$10,844	$69,242	$39,701	$18,539	$11,329	$69,569	(0.5%)

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Cash Rental Income, Adjusted Cost of Operations, and Cash NOI.

	For the Years Ended
	December 31, 2020				December 31, 2019				Total % Change
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total
Cash rental income (1)
Northern California	$84,337	$9,357	$12,139	$105,833	$85,234	$9,917	$12,203	$107,354	(1.4%)
Southern California	34,879	18,604	815	54,298	35,199	18,909	757	54,865	(1.0%)
Dallas	11,780	20,692	—	32,472	12,230	21,082	—	33,312	(2.5%)
Austin	8,270	24,546	—	32,816	8,288	22,077	—	30,365	8.1%
Northern Virginia	7,443	24,635	39,239	71,317	7,114	25,277	41,010	73,401	(2.8%)
South Florida	42,102	1,880	137	44,119	41,303	1,920	103	43,326	1.8%
Seattle	11,831	6,873	607	19,311	10,231	6,302	735	17,268	11.8%
Suburban Maryland	4,214	—	15,567	19,781	4,407	—	15,197	19,604	0.9%

Total	204,856	106,587	68,504	379,947	204,006	105,484	70,005	379,495	0.1%

Adjusted cost of operations (1)
Northern California	19,340	2,672	3,109	25,121	18,526	2,602	3,185	24,313	3.3%
Southern California	9,053	5,196	344	14,593	8,869	5,063	283	14,215	2.7%
Dallas	3,885	7,818	—	11,703	3,702	7,786	—	11,488	1.9%
Austin	3,022	9,019	—	12,041	2,778	8,065	—	10,843	11.0%
Northern Virginia	2,119	7,650	14,853	24,622	2,104	7,557	15,827	25,488	(3.4%)
South Florida	11,841	562	67	12,470	11,262	602	113	11,977	4.1%
Seattle	3,192	1,635	224	5,051	2,417	1,492	200	4,109	22.9%
Suburban Maryland	1,431	—	5,537	6,968	1,427	—	5,699	7,126	(2.2%)

Total	53,883	34,552	24,134	112,569	51,085	33,167	25,307	109,559	2.7%

Cash NOI (1)
Northern California	64,997	6,685	9,030	80,712	66,708	7,315	9,018	83,041	(2.8%)
Southern California	25,826	13,408	471	39,705	26,330	13,846	474	40,650	(2.3%)
Dallas	7,895	12,874	—	20,769	8,528	13,296	—	21,824	(4.8%)
Austin	5,248	15,527	—	20,775	5,510	14,012	—	19,522	6.4%
Northern Virginia	5,324	16,985	24,386	46,695	5,010	17,720	25,183	47,913	(2.5%)
South Florida	30,261	1,318	70	31,649	30,041	1,318	(10)	31,349	1.0%
Seattle	8,639	5,238	383	14,260	7,814	4,810	535	13,159	8.4%
Suburban Maryland	2,783	—	10,030	12,813	2,980	—	9,498	12,478	2.7%

Total	$150,973	$72,035	$44,370	$267,378	$152,921	$72,317	$44,698	$269,936	(0.9%)

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Cash Rental Income, Adjusted Cost of Operations, and Cash NOI.

	For the Years Ended December 31,
	2020	2019
Commercial recurring capital expenditures (1)
Same Park
Capital improvements	$9,348	$10,748
Tenant improvements	15,092	15,238
Lease commissions	6,673	7,623

Total Same Park recurring capital expenditures	31,113	33,609
Non-Same Park
Capital improvements	149	72
Tenant improvements	840	1,750
Lease commissions	2,205	386

Total Non-Same Park recurring capital expenditures	3,194	2,208

Total recurring capital expenditures	34,307	35,817
Assets sold recurring capital expenditures	16	1,034

Total commercial recurring capital expenditures	34,323	36,851
Non-recurring property renovations (1)	1,715	2,494
Multifamily capital expenditures	24	20

Total capital expenditures	$36,062	$39,365

Same Park recurring capital expenditures as a percentage of NOI	11.5%	12.3%

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Recurring Capital Expenditures and Non-recurring Property Renovations.

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2020	2019	2020	2019
Net income allocable to common shareholders	$26,928	$27,491	$124,645	$108,703
Adjustments
Gain on sale of real estate facilities	-	(16,644)	(27,273)	(16,644)
Depreciation and amortization	23,668	28,386	96,314	104,249
Net income allocable to noncontrolling interests	7,147	7,336	33,158	29,006
Net income allocable to restricted stock unit holders	173	211	716	910
FFO allocated to joint venture partner	(16)	(44)	(118)	(149)

FFO allocable to diluted common shares and units (1)	57,900	46,736	227,442	226,075
Non-capitalizable demolition costs	-	-	335	-
Acceleration of stock compensation expense due to President and Chief Executive Officer retirement	-	-	1,687	-
Charge related to the redemption of preferred securities	-	11,007	-	11,007

Core FFO allocable to diluted common shares and units (1)	57,900	57,743	229,464	237,082
Adjustments
Recurring capital improvements	(3,084)	(4,861)	(9,497)	(10,820)
Tenant improvements	(4,909)	(5,289)	(15,932)	(16,988)
Capitalized lease commissions	(3,653)	(2,239)	(8,878)	(8,009)
Total recurring capital expenditures for assets sold	-	(221)	(16)	(1,034)
Total multifamily capital expenditures	(24)	-	(24)	(20)
Non-cash rental income (2)	627	(867)	(4,713)	(3,936)
Non-cash stock compensation expense (3)	1,257	965	3,961	4,956
Cash paid for taxes in lieu of shares upon vesting of restricted stock units	(114)	(230)	(4,216)	(6,350)

FAD allocable to diluted common shares and units (1)	48,000	45,001	190,149	194,881
Distributions to common shareholders	(28,863)	(28,811)	(115,396)	(115,154)
Distributions to noncontrolling interests - common units	(7,671)	(7,671)	(30,683)	(30,683)
Distributions to restricted stock unit holders	(185)	(211)	(654)	(910)
Distributions to noncontrolling interests - joint venture	(31)	(56)	(140)	(134)

Free cash available after fixed charges	11,250	8,252	43,276	48,000
Non-recurring property renovations (1)	(1,203)	(483)	(1,715)	(2,494)
Investment in multifamily development	(4,504)	(2,339)	(9,598)	(4,929)
Investment in industrial development	(1,306)	(66)	(7,149)	(349)

Retained cash (1)	$4,237	$5,364	$24,814	$40,228

Weighted average outstanding
Common shares	27,488	27,439	27,475	27,418
Operating partnership units	7,305	7,305	7,305	7,305
Restricted stock units	57	111	51	124
Common share equivalents	84	112	88	108

Total diluted common shares and units	34,934	34,967	34,919	34,955

FFO per share	$1.66	$1.34	$6.51	$6.47
Core FFO per share	$1.66	$1.65	$6.57	$6.78
FAD distribution payout ratio (4)	76.6%	81.7%	77.2%	75.4%

(1)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definition of FFO, Core FFO, FAD, Non-Recurring Property Renovations and Retained Cash.
(2)	Non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursement, and lease incentive intangible.
(3)	Amounts shown are net of accelerated stock compensation expense related to the President and Chief Executive Officer retirement, which is also excluded from the computation of Core FFO.
(4)

FAD distribution payout ratio is equal to total distributions to common shareholders, unit holders, restricted stock unit holders and our joint venture partner divided by FAD during the same reporting period.

	As of December 31, 2020			As of December 31, 2019
		% of Total			% of Total
		Market	WTD Average		Market	WTD Average
	Total	Capitalization	Rate	Total	Capitalization	Rate

Unsecured Debt:
$250.0 million unsecured credit facility (LIBOR + 0.825%)	$—	—	—	$—	—	—

Total unsecured debt	$—	—	—	$—	—	—

Preferred Equity:
5.200% Series W preferred stock (7,590,000 depositary shares outstanding) callable 10/20/21	$189,750	3.4%		$189,750	2.8%
5.250% Series X preferred stock (9,200,000 depositary shares outstanding) callable 9/21/22	230,000	4.1%		230,000	3.5%
5.200% Series Y preferred stock (8,000,000 depositary shares outstanding) callable 12/7/22	200,000	3.6%		200,000	3.0%
4.875% Series Z preferred stock (13,000,000 depositary shares outstanding) callable 11/4/24	325,000	5.9%		325,000	4.9%

Total preferred equity	$944,750	17.0%	5.10%	$944,750	14.2%	5.10%

Total debt and preferred equity	$944,750	17.0%	5.10%	$944,750	14.2%	5.10%

Common stock (27,488,547 and 27,440,953 shares outstanding as of December 31, 2020 and December 31, 2019, respectively) (1)	$3,652,403	65.6%		$4,524,190	67.8%
Common operating partnership units (7,305,355 units outstanding as of December 31, 2020 and December 31,2019) (1)	970,663	17.4%		1,204,434	18.0%

Total common equity (1)	$4,623,066	83.0%		$5,728,624	85.8%

Total market capitalization	$5,567,816	100.0%		$6,673,374	100.0%

	For the year ended December 31, 2020			For the year ended December 31, 2019
Interest expense and related expenses (2)	$548			$611
Preferred distributions	48,186			54,346

Total fixed charges and preferred distributions	$48,734			$54,957

Ratio of EBITDAre to fixed charges and preferred distributions	5.7x			5.3x
Ratio of FFO to total fixed charges and preferred distributions (3)	5.7x			5.3x
Ratio of debt and preferred Equity to EBITDAre (4)	3.4x			3.3x

(1)

Total common equity is calculated as the total number of common stock and operating partnership units outstanding multiplied by the Company’s closing share price at the end of each respective period shown. Closing share prices on December 31, 2020 and December 31, 2019 were $132.87 and $164.87, respectively.

(2)	Interest expense and related expenses includes facility fees associated with our unsecured credit facility.
(3)	Ratio of FFO to total fixed charges and preferred distributions is calculated by dividing FFO excluding fixed charges and preferred distributions by total fixed charges and preferred distributions.
(4)

Ratio of debt and preferred equity to EBITDAre is calculated as total debt and preferred equity divided by EBITDAre. Ratio of debt and preferred equity to EBITDAre as of December 31, 2020 is calculated using EBITDAre for the year ended December 31, 2020.

Industry Concentration as of December 31, 2020 (1)

			Percentage of
			Total Rental Income
Business services			19.8%
Warehouse, distribution, transportation and logistics			12.9%
Computer hardware, software and related services			11.1%
Retail, food, and automotive			8.9%
Engineering and construction			8.3%
Health services			7.6%
Government			6.6%
Electronics			3.1%
Insurance and financial services			2.6%
Home furnishings			2.6%
Communications			1.8%
Aerospace/defense products and services			1.8%
Educational services			1.0%
Other			11.9%

Total			100.0%

Top 10 Customers by Total Annual Rental Income as of December 31, 2020

	Square Footage	Annualized	Percentage of Total
Customer		Rental Income (2)	Annualized Rental Income

US Government	657,000	$15,832	3.8%
Amazon Inc.	543,000	6,632	1.6%
KZ Kitchen Cabinet & Stone	343,000	5,321	1.3%
Luminex Corporation	198,000	4,472	1.1%
ECS Federal, LLC	142,000	2,938	0.7%
Lockheed Martin Corporation	124,000	2,671	0.6%
Carbel, LLC	236,000	2,502	0.6%
CentralColo, LLC	96,000	2,402	0.6%
Applied Materials, Inc.	162,000	2,401	0.6%
Costco	180,000	1,933	0.5%

Total	2,681,000	$47,104	11.4%

Tenant Composition as of December 31, 2020

			Average Tenant Size
		Number	(in square feet)
		of Tenants	Average square footage
Large Tenant Portfolio (3)		1,375	13,153
Small Tenant Portfolio (4)		3,605	2,138

Total Portfolio		4,980	5,179

(1)	Industry concentration is categorized based on customers’ Standard Industrial Classification Code.
(2)	For leases expiring within one year, annualized rental income includes only the income to be received under the existing lease from January 1, 2021 through the respective date of expiration.
(3)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(4)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.

Annualized Revenue per Occupied Square Foot (1)
	For the Three Months			For the Years Ended
	Ended December 31,			Ended December 31,
Product Type	2020	2019	% Change	2020	2019	% Change

Industrial	$13.95	$13.63	2.3%	$13.65	$13.10	4.2%
Flex	$19.01	$18.58	2.3%	$18.99	$18.62	2.0%
Office	$24.34	$24.42	(0.3%)	$24.12	$24.55	(1.8%)
Total	$16.37	$16.09	1.7%	$16.17	$15.75	2.7%

Annualized Revenue per Available Foot (RevPAF) (1)
	For the Three Months			For the Years Ended
	Ended December 31,			Ended December 31,
Product Type	2020	2019	% Change	2020	2019	% Change

Industrial	$12.96	$12.96	0.0%	$12.67	$12.52	1.2%
Flex	$17.32	$17.42	(0.6%)	$17.47	$17.28	1.1%
Office	$21.64	$22.54	(4.0%)	$21.94	$22.64	(3.1%)
Total	$15.06	$15.19	(0.9%)	$14.94	$14.89	0.3%

Annualized Cash Rental Income per Occupied Square Foot (1)
	For the Three Months			For the Years Ended
	Ended December 31,			Ended December 31,
Product Type	2020	2019	% Change	2020	2019	% Change

Industrial	$14.07	$13.49	4.3%	$13.44	$12.99	3.5%
Flex	$19.37	$18.55	4.4%	$19.00	$18.64	1.9%
Office	$24.70	$24.47	0.9%	$24.04	$24.23	(0.8%)
Total	$16.57	$15.99	3.6%	$16.03	$15.65	2.4%

Annualized Cash Rental Income per Available Foot (1)
	For the Three Months			For the Years Ended
	Ended December 31,			Ended December 31,
Product Type	2020	2019	% Change	2020	2019	% Change

Industrial	$13.07	$12.82	2.0%	$12.47	$12.42	0.4%
Flex	$17.65	$17.39	1.5%	$17.48	$17.30	1.0%
Office	$21.96	$22.59	(2.8%)	$21.87	$22.35	(2.1%)
Total	$15.24	$15.10	0.9%	$14.81	$14.79	0.1%

(1)

Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Revenue per Occupied Square Foot, Revenue per Available Square Foot, Cash Rental Income per Occupied Square Foot, and Cash Rental Income per Available Square Foot.

Rentable Square Footage of Same Park Properties by Product Type as of December 31, 2020

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	507	1,440	1,970	3,917	15.3%
South Florida	3,728	126	12	3,866	15.1%
Silicon Valley	3,094	367	-	3,461	13.5%
East Bay	3,297	53	-	3,350	13.1%
Dallas	1,300	1,587	-	2,887	11.2%
Austin	755	1,208	-	1,963	7.6%
Los Angeles County	1,256	317	31	1,604	6.2%
Seattle	1,052	270	28	1,350	5.3%
Suburban Maryland	394	-	751	1,145	4.5%
Orange County	810	101	-	911	3.5%
San Diego County	233	535	-	768	3.0%
Mid-Peninsula	-	94	340	434	1.7%

Total	16,426	6,098	3,132	25,656	100.0%

Percentage by Product Type	64.0%	23.8%	12.2%	100.0%

Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended December 31, 2020

Markets		Industrial	Flex	Office	Total

Northern Virginia		95.4%	97.1%	89.3%	93.0%
South Florida		95.2%	82.7%	100.0%	94.8%
Silicon Valley		96.0%	88.5%	-	95.2%
East Bay		87.6%	88.5%	-	87.7%
Dallas		88.5%	80.8%	-	84.3%
Austin		95.8%	95.5%	-	95.6%
Los Angeles County		95.5%	94.7%	94.5%	95.3%
Seattle		92.0%	96.7%	59.6%	92.3%
Suburban Maryland		86.0%	-	89.1%	88.1%
Orange County		93.0%	98.8%	-	93.6%
San Diego County		99.2%	93.9%	-	95.5%
Mid-Peninsula		-	87.7%	86.2%	86.6%
Total		92.9%	91.1%	88.8%	92.0%

Same Park Weighted Average Occupancy Rates by Product Type for the Year Ended December 31, 2020

Markets		Industrial	Flex	Office	Total

Northern Virginia		94.6%	95.4%	90.2%	92.7%
South Florida		93.8%	83.9%	100.0%	93.5%
Silicon Valley		96.3%	90.0%	-	95.6%
East Bay		87.0%	91.4%	-	87.0%
Dallas		90.9%	85.7%	-	88.0%
Austin		95.6%	94.4%	-	94.9%
Los Angeles County		95.3%	95.5%	97.9%	95.4%
Seattle		95.8%	96.9%	76.3%	95.6%
Suburban Maryland		84.1%	-	92.4%	89.5%
Orange County		93.0%	94.5%	-	93.2%
San Diego County		97.8%	95.1%	-	96.0%
Mid-Peninsula		-	87.0%	91.5%	90.5%
Total		92.8%	92.0%	90.8%	92.4%

Rentable Square Footage of Same Park Properties by Size as of December 31, 2020 (1)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	2,479	1,438	3,917
South Florida	3,107	759	3,866
Silicon Valley	2,835	626	3,461
East Bay	3,052	298	3,350
Dallas	1,758	1,129	2,887
Austin	1,718	245	1,963
Los Angeles County	712	892	1,604
Seattle	951	399	1,350
Suburban Maryland	537	608	1,145
Orange County	513	398	911
San Diego County	-	768	768
Mid-Peninsula	-	434	434

Total	17,662	7,994	25,656

Percentage by Size	68.8%	31.2%	100.0%

Same Park Weighted Average Occupancy Rates by Size for the Three Months Ended December 31, 2020 (1)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	92.6%	93.6%	93.0%
South Florida	95.0%	94.2%	94.8%
Silicon Valley	96.2%	90.8%	95.2%
East Bay	86.6%	98.0%	87.7%
Dallas	85.7%	82.1%	84.3%
Austin	96.1%	92.3%	95.6%
Los Angeles County	97.5%	93.6%	95.3%
Seattle	91.6%	93.7%	92.3%
Suburban Maryland	83.0%	92.6%	88.1%
Orange County	92.8%	94.8%	93.6%
San Diego County	-	95.5%	95.5%
Mid-Peninsula	-	86.6%	86.6%
Total	92.1%	91.7%	92.0%

Same Park Weighted Average Occupancy Rates by Size for the Year Ended December 31, 2020 (1)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	91.8%	94.2%	92.7%
South Florida	93.5%	93.6%	93.5%
Silicon Valley	96.3%	92.7%	95.6%
East Bay	85.9%	98.5%	87.0%
Dallas	90.1%	84.8%	88.0%
Austin	95.6%	90.1%	94.9%
Los Angeles County	97.5%	93.7%	95.4%
Seattle	95.7%	95.4%	95.6%
Suburban Maryland	87.8%	91.0%	89.5%
Orange County	92.3%	94.3%	93.2%
San Diego County	-	96.0%	96.0%
Mid-Peninsula	-	90.5%	90.5%
Total	92.3%	92.5%	92.4%

(1)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Rentable Square Footage of Properties by Product Type as of December 31, 2020

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	1,810	1,440	1,970	5,220	18.8%
South Florida	3,728	126	12	3,866	13.9%
Silicon Valley	3,094	446	-	3,540	12.7%
East Bay	3,297	53	-	3,350	12.1%
Dallas	1,300	1,587	-	2,887	10.4%
Los Angeles County	1,946	317	31	2,294	8.3%
Austin	755	1,208	-	1,963	7.1%
Seattle	1,052	270	28	1,350	4.9%
Suburban Maryland	394	-	751	1,145	4.1%
Orange County	810	101	-	911	3.3%
San Diego County	233	535	-	768	2.8%
Mid-Peninsula	-	94	340	434	1.6%

Total	18,419	6,177	3,132	27,728	100.0%

Percentage by Product Type	66.4%	22.3%	11.3%	100.0%

Weighted Average Occupancy Rates by Product Type for the Three Months Ended December 31, 2020

Markets		Industrial	Flex	Office	Total

Northern Virginia		93.5%	97.1%	89.3%	92.9%
South Florida		95.2%	82.7%	100.0%	94.8%
Silicon Valley		96.0%	88.4%	-	95.0%
East Bay		87.6%	88.5%	-	87.7%
Dallas		88.5%	80.8%	-	84.3%
Los Angeles County		91.5%	94.7%	94.5%	92.0%
Austin		95.8%	95.5%	-	95.6%
Seattle		92.0%	96.7%	59.6%	92.3%
Suburban Maryland		86.0%	-	89.1%	88.1%
Orange County		93.0%	98.8%	-	93.6%
San Diego County		99.2%	93.9%	-	95.5%
Mid-Peninsula		-	87.7%	86.2%	86.6%
Total		92.5%	91.1%	88.8%	91.8%

Weighted Average Occupancy Rates by Product Type for the Year Ended December 31, 2020

Markets		Industrial	Flex	Office	Total

Northern Virginia		92.2%	95.4%	90.2%	92.3%
South Florida		93.8%	83.9%	100.0%	93.5%
Silicon Valley		96.3%	89.7%	-	95.5%
East Bay		87.0%	91.4%	-	87.0%
Dallas		90.9%	85.7%	-	88.0%
Los Angeles County		88.5%	95.5%	97.9%	89.6%
Austin		95.6%	94.4%	-	94.9%
Seattle		95.8%	96.9%	76.3%	95.6%
Suburban Maryland		84.1%	-	92.4%	89.5%
Orange County		93.0%	94.5%	-	93.2%
San Diego County		97.8%	95.1%	-	96.0%
Mid-Peninsula		-	87.0%	91.5%	90.5%
Total		92.1%	91.9%	90.8%	91.9%

Rentable Square Footage of Properties by Size as of December 31, 2020 (1)

Markets	Large	Small	Total

Northern Virginia	3,645	1,575	5,220
South Florida	3,107	759	3,866
Silicon Valley	2,835	705	3,540
East Bay	3,052	298	3,350
Dallas	1,758	1,129	2,887
Los Angeles County	1,255	1,039	2,294
Austin	1,718	245	1,963
Seattle	951	399	1,350
Suburban Maryland	537	608	1,145
Orange County	513	398	911
San Diego County	-	768	768
Mid-Peninsula	-	434	434

Total	19,371	8,357	27,728

Percentage by Size	69.9%	30.1%	100.0%

Weighted Average Occupancy Rates by Size for the Three Months Ended December 31, 2020 (1)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	92.4%	94.1%	92.9%
South Florida	95.0%	94.2%	94.8%
Silicon Valley	96.2%	90.5%	95.0%
East Bay	86.6%	98.0%	87.7%
Dallas	85.7%	82.1%	84.3%
Los Angeles County	90.5%	93.8%	92.0%
Austin	96.1%	92.3%	95.6%
Seattle	91.6%	93.7%	92.3%
Suburban Maryland	83.0%	92.6%	88.1%
Orange County	92.8%	94.8%	93.6%
San Diego County	-	95.5%	95.5%
Mid-Peninsula	-	86.6%	86.6%
Total	91.8%	91.9%	91.8%

Weighted Average Occupancy Rates by Size for the Year Ended December 31, 2020 (1)

Markets	Large Tenant	Small Tenant	Total

Northern Virginia	91.4%	94.3%	92.3%
South Florida	93.5%	93.6%	93.5%
Silicon Valley	96.3%	92.2%	95.5%
East Bay	85.9%	98.5%	87.0%
Dallas	90.1%	84.8%	88.0%
Los Angeles County	85.8%	94.1%	89.6%
Austin	95.6%	90.1%	94.9%
Seattle	95.7%	95.4%	95.6%
Suburban Maryland	87.8%	91.0%	89.5%
Orange County	92.3%	94.3%	93.2%
San Diego County	-	96.0%	96.0%
Mid-Peninsula	-	90.5%	90.5%
Total	91.6%	92.6%	91.9%

(1)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Lease Expirations - Total Portfolio

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	% Total	Rental Income

2021	5,696	$98,544	21.8%	21.8%
2022	5,821	103,392	22.9%	22.9%
2023	4,837	81,354	18.0%	18.0%
2024	3,316	59,201	13.1%	13.1%
2025	2,861	50,011	11.1%	11.1%
Thereafter	3,227	59,710	13.1%	13.1%

Total	25,758	$452,212	100.0%	100.0%

Lease Expirations - Industrial

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Industrial	Rental Income

2021	3,609	$52,355	20.2%	11.6%
2022	3,677	54,051	20.9%	12.0%
2023	3,453	50,272	19.4%	11.1%
2024	2,240	34,660	13.4%	7.7%
2025	1,899	27,534	10.6%	6.1%
Thereafter	2,463	40,278	15.5%	8.9%

Total	17,341	$259,150	100.0%	57.4%

Lease Expirations - Flex

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Flex	Rental Income

2021	1,420	$27,691	23.7%	6.1%
2022	1,482	31,027	26.5%	6.9%
2023	817	16,306	14.0%	3.6%
2024	710	15,017	12.9%	3.3%
2025	734	16,595	14.2%	3.7%
Thereafter	450	10,168	8.7%	2.2%

Total	5,613	$116,804	100.0%	25.8%

Lease Expirations - Office

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Office	Rental Income

2021	667	$18,498	24.3%	4.1%
2022	662	18,314	24.0%	4.0%
2023	567	14,776	19.4%	3.3%
2024	366	9,524	12.5%	2.1%
2025	228	5,882	7.7%	1.3%
Thereafter	314	9,264	12.1%	2.0%

Total	2,804	$76,258	100.0%	16.8%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Lease Expirations - Northern California

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	No. CA	Rental Income

2021	1,368	$27,468	22.1%	6.1%
2022	1,139	20,582	16.6%	4.6%
2023	1,193	21,773	17.5%	4.8%
2024	881	15,465	12.5%	3.4%
2025	725	10,702	8.6%	2.4%
Thereafter	1,528	28,118	22.7%	6.2%

Total	6,834	$124,108	100.0%	27.5%

Lease Expirations - Southern California

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	So. CA	Rental Income

2021	906	$17,685	24.7%	3.9%
2022	1,162	21,480	29.9%	4.8%
2023	636	12,154	16.9%	2.7%
2024	388	8,061	11.2%	1.8%
2025	284	5,161	7.2%	1.1%
Thereafter	443	7,267	10.1%	1.6%

Total	3,819	$71,808	100.0%	15.9%

Lease Expirations - Dallas

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Dallas	Rental Income

2021	765	$10,262	31.1%	2.3%
2022	423	5,118	15.5%	1.1%
2023	546	6,500	19.7%	1.4%
2024	243	3,931	11.9%	0.9%
2025	247	4,979	15.1%	1.1%
Thereafter	204	2,233	6.7%	0.5%

Total	2,428	$33,023	100.0%	7.3%

Lease Expirations - Austin

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Austin	Rental Income

2021	299	$5,000	13.6%	1.1%
2022	407	7,625	20.8%	1.7%
2023	244	4,801	13.1%	1.1%
2024	259	5,713	15.6%	1.3%
2025	403	8,537	23.3%	1.9%
Thereafter	260	4,972	13.6%	1.1%

Total	1,872	$36,648	100.0%	8.2%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Lease Expirations - Northern Virginia

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	No. VA	Rental Income

2021	1,035	$18,918	19.4%	4.2%
2022	1,299	27,890	28.6%	6.2%
2023	648	13,128	13.4%	2.9%
2024	702	13,836	14.2%	3.0%
2025	635	12,234	12.5%	2.7%
Thereafter	536	11,579	11.9%	2.5%

Total	4,855	$97,585	100.0%	21.5%

Lease Expirations - South Florida

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	So. FL	Rental Income

2021	839	$9,978	21.3%	2.2%
2022	974	12,708	27.1%	2.8%
2023	905	11,517	24.6%	2.5%
2024	591	7,585	16.2%	1.7%
2025	303	3,845	8.2%	0.9%
Thereafter	72	1,248	2.6%	0.3%

Total	3,684	$46,881	100.0%	10.4%

Lease Expirations - Suburban Maryland

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Sub. MD	Rental Income

2021	226	$4,187	19.4%	0.9%
2022	168	3,342	15.5%	0.7%
2023	261	5,736	26.6%	1.3%
2024	116	2,593	12.0%	0.6%
2025	116	2,179	10.1%	0.5%
Thereafter	131	3,555	16.4%	0.8%

Total	1,018	$21,592	100.0%	4.8%

Lease Expirations - Seattle

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Seattle	Rental Income

2021	258	$5,046	24.5%	1.1%
2022	249	4,647	22.6%	1.0%
2023	404	5,745	27.9%	1.3%
2024	136	2,017	9.8%	0.4%
2025	148	2,374	11.6%	0.5%
Thereafter	53	738	3.6%	0.1%

Total	1,248	$20,567	100.0%	4.4%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Lease Expirations - Large Tenant Portfolio (1)

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	Large Tenant	Rental Income

2021	3,048	$46,240	16.0%	10.2%
2022	3,661	59,269	20.4%	13.1%
2023	3,313	49,404	17.0%	10.9%
2024	2,678	44,538	15.4%	9.9%
2025	2,427	40,044	13.8%	8.9%
Thereafter	2,896	50,473	17.4%	11.1%

Total	18,023	$289,968	100.0%	64.1%

Lease Expirations - Small Tenant Portfolio (3)

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	Small Tenant	Rental Income

2021	2,648	$52,304	32.2%	11.6%
2022	2,160	44,123	27.2%	9.8%
2023	1,524	31,950	19.7%	7.1%
2024	638	14,663	9.0%	3.2%
2025	434	9,967	6.2%	2.2%
Thereafter	331	9,237	5.7%	2.0%

Total	7,735	$162,244	100.0%	35.9%

(1)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(2)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.
(3)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.

	Total Portfolio Activity (1)
	Wtd. Avg.		Leasing		Customer		Transaction Costs		Transaction Costs		Cash Rental Rate
	Occupancy		Volume		Retention		per Executed Foot		as a % of Rents (2)		Change (2) (3)
	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD

Northern Virginia	92.9%	92.3%	250,000	1,211,000	70.0%	72.0%	$4.34	$4.58	9.5%	10.3%	0.3%	-1.4%

South Florida	94.8%	93.5%	366,000	1,193,000	76.2%	58.7%	$0.86	$1.02	3.5%	4.0%	8.2%	3.0%

Silicon Valley	95.0%	95.5%	146,000	827,000	36.9%	58.1%	$1.86	$2.23	3.4%	3.3%	-1.6%	10.1%

East Bay	87.7%	87.0%	327,000	799,000	72.2%	64.7%	$4.75	$3.13	8.6%	6.3%	20.7%	17.9%

Dallas	84.3%	88.0%	102,000	662,000	44.9%	48.3%	$2.84	$2.72	12.8%	10.7%	-0.2%	1.4%

Suburban Maryland	88.1%	89.5%	38,000	163,000	84.8%	48.5%	$4.79	$6.77	15.2%	11.8%	-1.5%	-0.5%

Austin	95.6%	94.9%	98,000	410,000	87.9%	75.3%	$5.85	$4.10	9.3%	9.8%	1.7%	1.9%

Los Angeles	92.0%	89.6%	221,000	1,016,000	71.6%	48.7%	$3.72	$4.85	8.3%	8.8%	7.0%	14.2%

Seattle	92.3%	95.6%	123,000	477,000	84.7%	76.3%	$0.68	$0.78	3.4%	2.8%	12.7%	18.0%

Orange County	93.6%	93.2%	69,000	303,000	77.6%	59.7%	$1.48	$2.29	2.9%	3.8%	0.2%	0.0%

San Diego	95.5%	96.0%	63,000	288,000	62.0%	65.9%	$0.87	$1.38	3.3%	4.9%	-0.3%	-0.4%

Mid-Peninsula	86.6%	90.5%	50,000	119,000	74.7%	62.3%	$1.64	$0.99	1.7%	1.5%	0.4%	2.4%

Company Totals by Market	91.8%	91.9%	1,853,000	7,468,000	66.8%	61.1%	$2.92	$2.97	6.9%	6.8%	5.3%	5.8%

Industrial	92.5%	92.1%	1,273,000	5,111,000	64.2%	59.6%	$2.58	$2.39	6.7%	5.7%	8.8%	9.6%

Flex	91.1%	91.9%	421,000	1,755,000	73.9%	67.0%	$2.72	$3.39	6.2%	8.1%	0.9%	1.1%

Office	88.8%	90.8%	159,000	602,000	64.2%	55.4%	$6.19	$6.73	9.1%	10.5%	-0.7%	-1.5%

Company Totals by Type	91.8%	91.9%	1,853,000	7,468,000	66.8%	61.1%	$2.92	$2.97	6.9%	6.8%	5.3%	5.8%

(1)	Average lease term for leases executed during the quarter- and year-to-date periods ended December 31, 2020 was 3.3 years and 3.7 years, respectively.
(2)	Refer to page 27, Definitions and Non-GAAP Disclosures, for the definitions of Transaction Costs as a Percentage of Rents, Cash Rental Rate Change, and Average Net Effective Rent Growth.
(3)	Average Net Effective Rent Growth for leases executed during the quarter- and year-to-date periods ended December 31, 2020 was 14.9% and 16.0%, respectively.

Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measures of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.

Adjusted Cost of Operations – Adjusted cost of operations represents cost of operations, excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations, which can vary significantly period to period based upon the performance of the Company. The GAAP measure most directly comparable to adjusted cost of operations is cost of operations.

Average Net Effective Rent Growth – Average net effective rent growth represents the weighted average percentage change in net effective rents for leases executed during a period compared against the prior leases for the same units. Net effective rent represents average rental payments for the term of a lease on a straight-line basis, excluding operating expense reimbursements

Cash NOI – We utilize cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI adjusted to exclude non-cash items included in rental income and in cost of operations. The non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursement, and lease incentive intangible. The non-cash expense is equal to stock compensation expense for employees whose compensation expense is recorded in cost of operations. We believe that cash NOI assists investors in analyzing cash flow performance of our business parks. The GAAP measure most directly comparable to cash NOI is net income.

Cash Rental Income – Cash rental income represents rental income, excluding non-cash rental income, specifically amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursement, and lease incentive intangible.

Cash Rental Income per Available Square Foot – Cash rental income per available square foot is computed by dividing Cash Rental Income for the period by weighted average available square feet for the same period. Cash rental income per available square foot for the three month period is annualized.

Cash Rental Income per Occupied Square Foot – Cash rental income per occupied square foot is computed by dividing Cash Rental Income for the period by weighted average occupied square feet for the same period. Cash rental income per occupied square foot for the three month period is annualized.

Cash Rental Rate Change – Cash rental rate change percentages are computed by taking the percentage difference between outgoing rents (including estimated expense recoveries) and incoming rents (including estimated expense recoveries) for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.

Core FFO and Core FFO per share – Core FFO represents FFO excluding the net impact of (i) income allocated to preferred shareholders to the extent redemption value exceeds the related carrying value and (ii) other nonrecurring income or expense items as appropriate. Core FFO per share represents Core FFO allocable to diluted shares and units divided by the weighted average diluted shares and units. We believe our presentation of Core FFO and Core FFO per share assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. The GAAP measures most directly comparable to Core FFO and Core FFO per share are net income and earnings per share, respectively.

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) – EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as GAAP net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets and impairment charges on real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets. The GAAP measure most directly comparable EBITDAre is net income.

Free Cash Available after Fixed Charges – Free cash available after fixed charges represents FAD less dividends and distributions.

Funds Available for Distribution (“FAD”) – FAD is a non-GAAP measure that represents Core FFO adjusted to (a) deduct recurring capital improvements that maintains the condition of our real estate, tenant improvements and lease commissions and (b) remove certain non-cash rental income or expenses such as amortization of deferred rent receivable and non-cash stock compensation expense. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is operating cash flow from our statements of cash flows.

Funds from Operations (“FFO”) and FFO per share – FFO and FFO per share are non-GAAP measures defined by NAREIT and are considered helpful measures of REIT performance by REITs and many REIT analysts. FFO represents GAAP net income before real estate depreciation and amortization expense, gains or losses on sales of operating properties and land and impairment charges on real estate assets, which are excluded because it does not accurately reflect changes in the value of our business parks. FFO per share represents FFO allocable to diluted shares and units, divided by aggregate diluted shares and units. The GAAP measure most directly comparable to FFO and FFO per share are net income and earnings per share, respectively.

Net Operating Income (“NOI”) – We utilize NOI, a non-GAAP financial measure, to evaluate the operating performance of our business parks. We define NOI as rental income less adjusted cost of operations (described below). We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate overhead (i.e. general and administrative expenses) because it does not relate to the results of our business parks, (ii) depreciation and amortization expense because it does not accurately reflect changes in the fair value of our business parks and (iii) stock compensation expense because this expense item can vary significantly from period to period and thus impact comparability across periods. The GAAP measure most directly comparable to NOI is net income.

Non-Recurring Property Renovations – Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.

Non-Same Park – Non-Same Park includes assets acquired on or subsequent to January 1, 2018.

Recurring Capital Expenditures – Recurring capital expenditures are capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs (i.e. tenant improvements and leasing commissions) of $1,000 or more for leases with terms greater than 12 months are capitalized. All leasing costs, including first generation tenant improvements and leasing commissions, are included in recurring capital expenditures.

Retained Cash – Retained cash represents free cash available after fixed charges less non-recurring property renovations and funds used for development and redevelopment.

Revenue per Available Square Foot (RevPAF) – RevPAF is computed by dividing rental income for the period by weighted average available square feet for the same period. RevPAF for the three month period is annualized.

Revenue per Occupied Square Foot – Revenue per occupied square foot is computed by dividing rental income for the period by weighted average occupied square feet for the same period. Revenue per occupied square foot for the three month period is annualized.

Same Park – Same Park includes assets acquired prior to January 1, 2018.

Transaction Costs as a Percentage of Rents – Transaction costs as a percentage of rents are computed by taking the total transaction costs divided by the total rents (including estimated expense recoveries) over the term of the lease.